UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2018

Commission File Number: 333-141703-02; 333-167413; 333-191359; 333-205455-01	Commission File Number: 333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 000-23108	Commission File Number: 333-205455	Commission File Number: 333-141703-01; 333-167413-01; 333-191359-01; 033-54804

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC	DISCOVER BANK
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)	(Exact name of sponsor as specified in charter)

Delaware	Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the depositor)	(State or jurisdiction of incorporation or organization of the sponsor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 12 Read’s Way New Castle, Delaware 19720	Discover Funding LLC 12 Read’s Way New Castle, Delaware 19720	Discover Bank 12 Read’s Way New Castle, Delaware 19720
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)	(Address of principal executive offices of the sponsor)

51-0020270

(IRS Employer Identification No. of the sponsor and depositor)

47-4047337

(IRS Employer Identification No. of the depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On June 26, 2018, Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, entered into the Class A(2018-3) Terms Document. A copy of the Class A(2018-3) Terms Document is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 26, 2018, Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank entered into a Risk Retention Agreement with respect to the DiscoverSeries Class A(2018-3) Notes (the “Class A(2018-3) Risk Retention Agreement”). A copy of the Class A(2018-3) Risk Retention Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

Issuance of Class A(2018-3) Notes. On June 26, 2018, Discover Card Execution Note Trust issued $525,000,000 principal amount of DiscoverSeries Class A(2018-3) Notes pursuant to the Amended and Restated Indenture, dated as of December 22, 2015, as supplemented by the Second Amended and Restated Indenture Supplement, dated as of December 22, 2015, each between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association as Indenture Trustee, and the Class A(2018-3) Terms Document, dated as of June 26, 2018, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Use of Proceeds — Class A(2018-3) Notes. The public offering of DiscoverSeries Class A(2018-3) Notes was made under the registration statement on Form SF-3 (File Nos. 333-205455, 333-205455-01, 333-205455-02) filed with the Securities and Exchange Commission on June 30, 2015 (as amended by pre-effective amendment no. 1 on September 10, 2015, pre-effective amendment no. 2 on November 20, 2015 and pre-effective amendment no. 3 on December 9, 2015 and declared effective on December 21, 2015) (collectively, the “Registration Statement”).

The public offering of the DiscoverSeries Class A(2018-3) Notes was terminated on June 26, 2018 upon the sale of all of the DiscoverSeries Class A(2018-3) Notes. The underwriters of the DiscoverSeries Class A(2018-3) Notes were Barclays Capital Inc., SG Americas Securities, LLC, Citigroup Global Markets Inc., NatWest Markets Securities Inc. and RBC Capital Markets, LLC. The price to the public of the DiscoverSeries Class A(2018-3) Notes was $525,000,000 (or 100.00000%).

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the DiscoverSeries Class A(2018-3) Notes with respect to underwriting commissions and discounts was $1,181,250. After deducting the underwriting commission and discount described in the preceding sentence, the net offering proceeds of Discover Card Execution Note Trust before expenses for the DiscoverSeries Class A(2018-3) Notes are $523,818,750. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $810,000 and net proceeds of Discover Card Execution Note Trust, after deduction of expenses, are reasonably estimated to be $523,008,750 total proceeds. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of Discover Card Execution Note Trust or (b) owners of 10 percent or more of any class of securities of Discover Card Execution Note Trust.

The net proceeds of Discover Card Execution Note Trust, after deducting the underwriting commissions and discounts, and expenses above, were paid to Discover Bank in exchange for an increase in the investor interest in receivables represented by the collateral certificate. Discover Bank will add those proceeds to its general funds. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) directors or officers of Discover Card Execution Note Trust or (b) owners of 10 percent or more of any class of securities of Discover Card Execution Note Trust.

Increase in Principal Amount of Class D(2009-1) Notes. On June 26, 2018, Discover Bank, pursuant to Section 2.03 of the Amended and Restated Note Purchase Agreement (the “Note Purchase Agreement”), dated as of January 1, 2016, among Discover Card Execution Note Trust, as Issuer, Discover Bank, as Sponsor, Discover Funding LLC, as Transferor, and the purchasers named therein and Section 2.06 of the Class D(2009-1) Terms Document, dated as of July 2, 2009, by and between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, increased the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes. The increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes was in the amount of $48,770,492, resulting in an Outstanding Dollar Principal Amount of the Class D(2009-1) Notes of $1,793,825,138. The Class D(2009-1) Notes were sold to purchasers in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Notes were sold at par value for cash, with no applicable underwriting discounts or commissions. In connection with this increase, the investor interest in receivables represented by the collateral certificate issued by the Discover Card Master Trust I that secures the DiscoverSeries Notes was increased by $48,770,492. Discover Card Execution Note Trust paid the net proceeds from the issuance to Discover Bank in exchange for the increase in the investor interest in receivables represented by the collateral certificate.

Item 9.01	Exhibits

Exhibit 4.1	Class A(2018-3) Terms Document between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Exhibit 4.2	Risk Retention Agreement among Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank with respect to the DiscoverSeries Class A(2018-3) Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 27, 2018

Discover Funding LLC (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Number 333-205455)

	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

Discover Bank (as registrant under Commission File Numbers 333- 141703-01, 333-167413-01 and 333-191359-01)

	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Assistant Treasurer